EXHIBIT 99.2

                                  CERTIFICATION


         The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q/A for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 4, 2003                                  /s/ Denni J. Lester
      ------------------                             ---------------------------
                                                     Denni J. Lester
                                                     Vice President, Finance and
                                                     Chief Financial Officer




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